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September 9, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      AUSA Life Insurance Company, Inc. Separate Account C -
         AUSA Marquee Variable Annuity
         File No. 333-65145, 811-9062, CIK 947506
         Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), AUSA Life Insurance Company, Inc. Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies:
Variable Insurance Products Fund, Variable Insurance Products Fund II, Dreyfus Variable Investment Fund - Service Class, T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc. and OCC Accumulation Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

..  Variable Insurance Products Fund (CIK: 356494) filed August 20, 2002
..  Variable Insurance Products Fund II (CIK: 831016) filed August 20, 2002
..  Dreyfus Variable Investment Fund - Service Class (CIK: 813383) filed
   August 28, 2002
.. T. Rowe Price International Series, Inc. (CIK: 918292) filed August 26, 2002 .. T. Rowe Price Equity Series, Inc.(CIK: 918294) filed August 23, 2002
..  OCC Accumulation Trust (CIK: 923185) filed August 16, 2002

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brenda D. Sneed

Brenda D. Sneed
Assistant General Counsel